Exhibit 10(f)(6)

SIXTH AMENDMENT TO THE
HOWMET AEROSPACE HOURLY RETIREMENT SAVINGS PLAN
(Restated effective January 1, 2021)
__________________________
Pursuant to Section 20(a) of the HOWMET AEROSPACE HOURLY RETIREMENT SAVINGS PLAN (“Plan”), which provides that the Plan may be amended by action of the Board or Benefits Management Committee, the Plan is amended as described below. Unless specifically stated otherwise, any reference in this Amendment to “Section” is intended to refer to the applicable Section of the Plan. This amendment is effective as of the dates indicated below.
1.    Effective as of March 1, 2025, Schedule B-1 is amended by adding the following location:

Company Code	Company Description	*EE Type	LOC	Location Description	Union Code	Union Description	Match	ERIC
T15	Tempcraft Corporation	H	HTR	Brecksville, OH	N/A	N/A	1.000	Yes
T15	Tempcraft Corporation	E	HTR	Brecksville, OH	N/A	N/A	1.000	Yes

2.    Effective as of May 1, 2025, Schedule B-1 is amended by adding the following location:

Company Code	Company Description	*EE Type	LOC	Location Description	Union Code	Union Description	Match	ERIC
086	Howmet Global Fastening Systems Inc.	H	IDG	Waco, Texas	N/A	N/A	1.000	Yes

3.    Effective as of July 1, 2025, Schedule B-1 of the Plan is amended as follows:

Company Code	Company Description	*EE Type	LOC	Location Description	Union Code	Union Description	Match	ERIC
010	Howmet Aerospace	H	CLC	Chillicothe, OH	N/A	N/A	0.7000	Yes
010	Howmet Aerospace	H	POD	Ponder, TX	N/A	N/A	0.7000	Yes
631	B&C Castings Inc.	H	BCC	Barberton, OH	N/A	N/A	0.7000	Yes
627	B&C Research, Inc.	H	BRT	Barberton, OH	N/A	N/A	0.7000	Yes

In all other respects, the Plan is unchanged.